EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment 1 to the annual report of XT Energy Group, Inc. (the “Company”) on Form 10-K/A for the year ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Zhou Deng Hua, Chief Executive Officer of the Company, and Yanhong Xue, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: January 7, 2020	/s/ Zhou Deng Hua
Zhou Deng Hua
Chief Executive Officer
(Principal Executive Officer)

Date: January 7, 2020	/s/ Yanhong Xue
Yanhong Xue
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)